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                                                                   EXHIBIT 10.46

TODD ROTHBARD #67351
ATTORNEY AT LAW
4261 Norwalk Drive #107
San Jose, California 95129
Tel.: (408) 244-4200

Attorney for the Plaintiff




                          SUPERIOR COURT OF CALIFORNIA

                  COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA

SUTTER SQUARE ASSOCIATES, LLC, a             )
Delaware limited liability company,          )
                        Plaintiff,           )     No. Co1 00652
                                             )
             vs.                             )      STIPULATION
                                             )
ANCHOR PACIFIC UNDERWRITERS, INC., DOES      )
I through V, inclusive,                      )
                             Defendants.     )
---------------------------------------------

     IT IS HEREBY STIPULATED AND AGREED, by and between plaintiff SUTTER SQUARE ASSOCIATES, LLC, a Delaware limited liability company, and defendant ANCHOR PACIFIC UNDERWRITERS, INC. that:

     1. Defendant will immediately release (subject to the provisions of Paragraph #3 hereof) to plaintiff the premises located at 1800 Sutter Street, Suites #400 and 500, Concord, Contra Costa County, California (hereinafter "the subject premises"), so that plaintiff can take steps to relet Suite #400 of the subject premises (Suite #500 will remain occupied by the current sublessee as set forth in Paragraph #3 below) and reduce defendant's liability pursuant to the provisions of California Civil Code section 1951.2. Defendant, as of the date of execution of this STIPULATION, surrenders any possessory right to the subject premises and agrees that plaintiff may negotiate forthwith with prospective lessees and may lease the subject

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premises to new lessees as expeditiously as possible.

         2. Defendant will either leave in place or remove, at plaintiff's option, and at defendant's expense in the event of removal, any furniture, partitions, data storage racks, and any remaining systems or items in the computer room. In the event such items are removed, they shall be removed in the manner set forth in the lease. Plaintiff will notify defendant of its wishes with respect to these items as soon as plaintiff ascertains the wishes of prospective new lessee(s) for the space.

         3. The sublease between defendant and TALBOT AGENCY OF CALIFORNIA, INC. will, effective March 1, 2001, become a direct lease between plaintiff, as lessor, and TALBOT AGENCY OF CALIFORNIA, INC., as lessee. Plaintiff and defendant will cooperate in the execution of any documents necessary to convert this sublease into a direct lease on the same terms and conditions as set forth in the present sublease with the exception of the respective identifications of the parties and such other terms as logically must be altered by virtue of this being a direct lease rather than a sublease. Defendant will forthwith pay to plaintiff the $14,968.50 security deposit which defendant is holding relating to the TALBOT sublease; plaintiff will thereafter be responsible for treating said deposit in the manner provided by California Civil Code section 1950.7.

         4. The remaining funds in the tenant improvement fund held by the previous landlord may be used as a credit towards tenant improvements for prospective new lessees. Defendant will cooperate reasonably in any fashion necessary for the release of the funds from the party holding them for this purpose, but shall not be obligated to incur any costs with respect thereto.

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Any such usage of funds will be one of the factors considered in the determination of damages, if any, arising pursuant to Civil Code section 1951.2.

        5. Any rental obligation of defendant arising prior to the date of execution of this STIPULATION shall be taken into account in computing defendant's liability, if any, pursuant to the provisions of California Civil Code section 1951.2. Both parties understand that the extent of defendant's liability under Civil Code section 1951.2 will only be finally determined upon the earlier of the date upon which all of the premises have been relet to new tenants or the date of expiration of defendant's lease term, whichever comes first. Plaintiff will exercise its best efforts to relet the premises in a commercially reasonable fashion as expeditiously as possible. If after doing so (or after defendant's lease term expires) plaintiff asserts that defendant is obligated to plaintiff for the payment of any sums due pursuant to Civil Code section 1951.2, plaintiff will present defendant with an accounting indicating the basis upon which plaintiff claims such sums are due. If the amount due is disputed, said dispute will be resolved through non-summary litigation wherein a Court or arbitrator will determine what amount, if any, is due and owing pursuant to the statutory formula set forth in Civil Code section 1951.2.

        6. Plaintiff may continue to retain any security deposit being held pending the determination of what amount is due pursuant to Civil Code section 1951.2. After that determination is made, the security deposit shall be accounted for and/or returned as appropriate based upon such determination. The determination will be made within two weeks of the earlier of

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the date upon which the entirety of the premises have been relet or the expiration of defendant's original lease term.

     7. Upon execution of this STIPULATION, plaintiff will file a dismissal of this action, with prejudice. Each party shall bear its own attorney's fees and costs. The provisions of this STIPULATION shall, however, survive the dismissal and remain in effect as a contractual agreement between the parties.

     8. This STIPULATION sets forth the entire agreement between the parties with respect to the matters addressed herein. It shall not be altered nor modified unless such alteration or modification is in writing and signed by all signatories hereto.

     9. A fax copy of this STIPULATION, bearing the faxed signatures of all signatories hereto, may be used for all purposes in lieu of an original. This STIPULATION may be executed in counterparts, with the sum of the counterparts, whether executed by fax or otherwise, being the equivalent in legal contemplation of one fully executed original.

DATED:                                        _________________________________
                                              SUTTER SQUARE ASSOCIATES, LLC
                                              Plaintiff
                                              by:
                                              its:


DATED: 2/28/01                                /s/ Todd Rothbard
                                              ---------------------------------
                                              TODD ROTHBARD
                                              Attorney for Plaintiff



DATED:                                        _________________________________
                                              ANCHOR PACIFIC UNDERWRITERS, INC.
                                              Defendant
                                              by:
                                              its:


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the date upon which the entirety of the premises have been relet or the expiration of defendant's original lease term.

     7. Upon execution of this STIPULATION, plaintiff will file a dismissal of this action, with prejudice. Each party shall bear its own attorney's fees and costs. The provisions of this STIPULATION shall, however, survive the dismissal and remain in effect as a contractual agreement between the parties.

     8. This STIPULATION sets forth the entire agreement between the parties with respect to the matters addressed herein. It shall not be altered nor modified unless such alteration or modification is in writing and signed by all signatories hereto.

     9. A fax copy of this STIPULATION, bearing the faxed signatures of all signatories hereto, may be used for all purposes in lieu of an original. This STIPULATION may be executed in counterparts, with the sum of the counterparts, whether executed by fax or otherwise, being the equivalent in legal contemplation of one fully executed original.

DATED: February 28, 2001                    /s/ James F. Devenport
                                            ------------------------------------
                                            SUTTER SQUARE ASSOCIATES, LLC
                                            Plaintiff
                                            by: James F. Devenport
                                            its: COO/CFO

DATED:                                      ____________________________________
                                            TODD ROTHHARD
                                            Attorney for Plaintiff

DATED:                                      ____________________________________
                                            ANCHOR PACIFIC UNDERWRITERS, INC.
                                            Defendant
                                            by:
                                            its:

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the date upon which the entirety of the premises have been relet or the expiration of defendant's original lease term.

     7. Upon execution of this STIPULATION, plaintiff will file a dismissal of this action, with prejudice. Each party shall bear its own attorney's fees and costs. The provisions of this STIPULATION shall, however, survive the dismissal and remain in effect as a contractual agreement between the parties.

     8. This STIPULATION sets forth the entire agreement between the parties with respect to the matters addressed herein. It shall not be altered nor modified unless such alteration or modification is in writing and signed by all signatories hereto.

     9. A fax copy of this STIPULATION, bearing the faxed signatures of all signatories hereto, may be used for all purposes in lieu of an original. This STIPULATION may be executed in counterparts, with the sum of the counterparts, whether executed by fax or otherwise, being the equivalent in legal contemplation of one fully executed original.

DATED:                                    ______________________________________
                                          SUTTER SQUARE ASSOCIATED, LLC
                                          Plaintiff
                                          by:
                                          its:

DATED:                                    ______________________________________
                                          TODD ROTHHARD
                                          Attorney for Plaintiff

DATED: 2/28/01                            /s/ Kevin P. Jasper
                                          --------------------------------------
                                          ANCHOR PACIFIC UNDERWRITERS, INC.
                                          Dependent
                                          by: Kevin P. Jasper
                                          its: Executive Vice President

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